                                                                   EXHIBIT 10.45

                                                                  EXECUTION COPY
                                                                  --------------


                              AMENDMENT AND WAIVER


          AMENDMENT AND WAIVER, dated as of February 7, 2001 (this "Amendment"),
                                                                    ---------
to the Fifth Amended and Restated Credit Agreement, dated as of November 1, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit
                                                                        ------
Agreement"), among Aurora Foods Inc. (the "Company"), the financial institutions
---------                                  -------
parties thereto (the "Lenders"), The Chase Manhattan Bank, as the administrative
                      -------
agent for the Lenders (in such capacity, the "Administrative Agent"), National
                                              --------------------
Westminster Bank PLC, as syndication agent (in such capacity, the "Syndication
                                                                   -----------
Agent") and UBS AG, Stamford Branch, as documentation agent (in such capacity,
-----
the "Documentation Agent").
     -------------------

                              W I T N E S S E T H:
                              -------------------

          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Company;

          WHEREAS, the Company has requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be amended as set forth below;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          SECTION 1.  Defined Terms.  Terms defined in the Credit Agreement and
                      -------------
used herein shall have the meanings given to them in the Credit Agreement.

          SECTION 2.  Amendments to Credit Agreement.
                      ------------------------------

          (a) Amendments to Subsection 1.1.  (i)  Subsection 1.1 of the Credit
              ----------------------------
Agreement is hereby amended by deleting the existing term "Applicable Margin" therefrom and substituting in lieu thereof the following:

              "Applicable Margin" means (x) with respect to Revolving Loans and Tranche A Term Loans, 2.50% if such Loans are Base Rate Loans and 3.50% if such Loans are Eurodollar Rate Loans, (y) with respect to Tranche B Term Loans shall be 3.00% if such Loans are Base Rate Loans and 4.00% if such Loans are Eurodollar Rate Loans, and (z) with respect to the Commitment Fee shall be 0.50%; provided, that if the Company has not received and applied
                     --------
     in accordance with Section 2.4B(iii)(a) Net Cash Proceeds from an Asset Sale in an amount equal to at least $90,000,000 during the period from February 1, 2001 through June 30, 2001, "Applicable Margin" shall mean, for the period beginning July 1, 2001 and ending on the date the Company receives such Net Cash Proceeds, (x) with respect to Revolving Loans and Tranche A Term Loans, 2.75% if such Loans are Base Rate Loans and 3.75% if such Loans are Eurodollar Rate Loans, (y) with respect to Tranche B Term Loans shall be 3.25% if such Loans are Base Rate Loans and 4.25% if such Loans are Eurodollar Rate Loans, and (z) with respect to the Commitment Fee shall be 0.50%.

          (ii) Subsection 1.1 of the Credit Agreement is hereby further amended by deleting from clause (6) of the term "Consolidated EBITDA" the number "$500,000" and substituting in lieu thereof the number "$3,000,000".

          (iii) Subsection 1.1 of the Credit Agreement is hereby further amended by deleting from clause (7) of the term "Consolidated EBITDA" the number "$25,000,000" and substituting in lieu thereof the number "$30,000,000".

          (iv) Subsection 1.1 of the Credit Agreement is hereby further amended by deleting from the term "Consolidated EBITDA" the reference to subsection "7.6F" and substituting in lieu thereof a reference to subsection "7.6G".

          (b) Amendment to Subsection 2.1A(v).  Subsection 2.1A(v) of the Credit
              -------------------------------
Agreement is hereby amended by adding "and the new amount of the Swing Line Loan Commitment as of February 7, 2001 is $15,000,000" immediately after the term "$10,000,000" in the second sentence of said subsection.

          (c) Amendment to Subsection 2.4B(iii)(a).  Subsection 2.4B(iii)(a) of
              ------------------------------------
the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

              (a) Prepayments and Reductions from Asset Sales.  No later than
                  -------------------------------------------
          the second Business Day following the date of receipt by Company or any of its Subsidiaries of the Net Cash Proceeds of any Asset Sale, Company shall prepay the Loans (and/or the Revolving Loan Commitments shall be reduced) in an aggregate amount equal to 100% of such Net Cash Proceeds. Concurrently with any prepayment of the Loans and/or reduction of the Commitments pursuant to this subsection 2.4B(iii)(a), Company shall deliver to Administrative Agent an Officer's Certificate demonstrating the derivation of the Net Cash Proceeds of the correlative Asset Sale from the gross sales price thereof. In the event that Company shall, at any time after receipt of Net Cash Proceeds of any Asset Sale requiring a prepayment or a reduction of the Revolving Loan Commitments pursuant to this subsection 2.4B(iii)(a), determine that the prepayments and/or reductions of the Revolving Loan Commitments previously made in respect of such Asset Sale were in an aggregate amount less than that required by the terms of this subsection 2.4B(iii)(a), Company shall promptly cause to be made an additional prepayment of the Loans (and/or reduction in the Revolving Loan Commitments) in an amount equal to the amount of any such deficit, and Company shall concurrently therewith deliver to Administrative Agent an

          Officer's Certificate demonstrating the derivation of the additional Net Cash Proceeds resulting in such deficit.

          (d) Amendment to Subsection 7.3(v).  Subsection 7.3(v) of the Credit
              ------------------------------
Agreement is hereby amended by adding "and Fiscal Year 2001" immediately after the phrase "Fiscal Year 2000" in the proviso thereto.

          (e) Amendment to Subsection 7.4(iii).  Subsection 7.4(iii) of the
              --------------------------------
Credit Agreement is hereby amended by deleting the number "$2,500,000" in clause
(a) thereof and substituting in lieu thereof the number "$5,000,000".

          (f) Amendments to Subsection 7.6.  Subsection 7.6 of the Credit
              ----------------------------
Agreement is hereby amended as follows:

          (i) by deleting the portion of the table appearing at the end of subsection 7.6A of the Credit Agreement relating to the periods set forth below and substituting in lieu thereof the following:

     -----------------------------------------------------------------------
              TEST PERIOD                MINIMUM CONSOLIDATED CASH INTEREST
                                                   COVERAGE RATIO
     -----------------------------------------------------------------------
           1/01/01 - 3/31/01                      1.20:1.00
     -----------------------------------------------------------------------
           4/01/01 - 6/30/01                      1.20:1.00
     -----------------------------------------------------------------------
           7/01/01 - 9/30/01                      1.25:1.00
     -----------------------------------------------------------------------
          10/01/01 - 12/31/01                     1.40:1.00
     -----------------------------------------------------------------------

          (ii) by deleting the portion of the table appearing at the end of subsection 7.6B of the Credit Agreement relating to the periods set forth below and substituting in lieu thereof the following:

     -----------------------------------------------------------------------
              TEST PERIOD                           MAXIMUM
                                                 LEVERAGE RATIO
     -----------------------------------------------------------------------
           1/01/01 - 3/31/01                      7.10:1.00
     -----------------------------------------------------------------------
           4/01/01 - 6/30/01                      7.00:1.00
     -----------------------------------------------------------------------
           7/01/01 - 9/30/01                      6.75:1.00
     -----------------------------------------------------------------------
          10/01/01 - 12/31/01                     6.25:1.00
     -----------------------------------------------------------------------

         (iii) by deleting the portion of the table appearing at the end of subsection 7.6C of the Credit Agreement relating to the periods set forth below and substituting in lieu thereof the following:

     -----------------------------------------------------------------------
              TEST PERIOD                MINIMUM FIXED CHARGE COVERAGE RATIO
     -----------------------------------------------------------------------
           1/01/01 - 3/31/01                      0.80:1.00
     -----------------------------------------------------------------------

     -----------------------------------------------------------------------
           TEST PERIOD                       MINIMUN FIXED CHARGE
                                                COVERAGE RATIO
     -----------------------------------------------------------------------
        4/01/01 - 6/30/01                         0.80:1.00
     -----------------------------------------------------------------------
        7/01/01 - 9/30/01                         0.85:1.00
     -----------------------------------------------------------------------
       10/01/01 - 12/31/01                        0.95:1.00
     -----------------------------------------------------------------------

(iv) by adding a proviso immediately after the table set forth in subsection 7.6C of the Credit Agreement as follows:

       provided, however, that for purposes of this subsection 7.6C,
       --------  -------
       Consolidated Fixed Charges shall not include Consolidated Capital Expenditures not exceeding $4,000,000 incurred on or prior to December 31, 2001 related to a capital lease or leases for the Company's headquarters and product development center.

(v) by deleting the proviso appearing in the first sentence of subsection 7.6D of the Credit Agreement in its entirety;

(vi) by adding a proviso immediately after the table set forth in subsection 7.6D of the Credit Agreement as follows:

       provided, however, that for purposes of this subsection 7.6D,
       --------  -------
       Consolidated Capital Expenditures shall not include expenditures not exceeding $4,000,000 incurred on or prior to December 31, 2001 related to a capital lease or leases for the Company's headquarters and product development center.

(vii) by deleting the date "December 31, 2000" from clause (ii) of subsection 7.6E and substituting in lieu thereof the date "March 31, 2001".

(viii) by renaming subsection 7.6F as subsection 7.6G and adding the following as a new subsection 7.6F:

       F.  Maximum Senior Leverage Ratio.  Company shall not permit the ratio
           -----------------------------
of (i) Consolidated Total Senior Debt as of the last day of any Fiscal Quarter ending during any of the test periods set forth in the table below, to (ii) Consolidated EBITDA for the four-Fiscal Quarter period ending on such date to exceed the correlative ratio for such test period set forth in the table below:

     -----------------------------------------------------------------------
              TEST PERIOD                          MAXIMUM SENIOR
                                                   LEVERAGE RATIO
     -----------------------------------------------------------------------
           1/01/01 - 3/31/01                          4.50:1.00
     -----------------------------------------------------------------------
           4/01/01 - 6/30/01                          4.25:1.00
     -----------------------------------------------------------------------
           7/01/01 - 9/30/01                          4.00:1.00
     -----------------------------------------------------------------------

     -----------------------------------------------------------------------
              TEST PERIOD                          MAXIMUM SENIOR
                                                   LEVERAGE RATIO
     -----------------------------------------------------------------------
          10/01/01 - 12/31/01                         3.75:1.00
     -----------------------------------------------------------------------

          (g)  Amendment to Subsection 7.7(vi).  Subsection 7.7(vi) of the
               -------------------------------
Credit Agreement is hereby amended by adding "and Fiscal Year 2001" immediately after the phrase "Fiscal Year 2000" in the second proviso thereto.


          SECTION 3.  Waivers to the Credit Agreement.
                      -------------------------------

     (a)  Waivers in Respect of Financial Condition Covenants.  Any breach
          ---------------------------------------------------
by the Company of the financial condition covenants set forth in subsections 7.6A through 7.6C of the Credit Agreement with respect to the test period ending December 31, 2000, and any Event of Default or Potential Event of Default resulting from any such breach, is hereby waived.


     (b)  Waivers in Respect of Receivables Purchase Agreement.  Any breach
          ----------------------------------------------------
by the Company of subsection 2.4B(iii)(a), 7.2 or 7.7 of the Credit Agreement with respect to the Receivables Purchase Agreement (as defined below), and the use of the Net Proceeds thereof (with respect to any breach of subsection 2.4B(iii)(a), solely to the extent such Net Proceeds do not exceed $60,000,000 in any 30-day period) and any Event of Default or Potential Event of Default resulting from any such breach, is hereby waived for the period ending March 31, 2002 only.

          SECTION 4.  Conditions to Effectiveness.  This Amendment shall be
                      ---------------------------
effective on the date on which all of the following conditions precedent have been satisfied or waived (the "Effective Date"):
                               --------------

          (a) The Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of each of the Company, the Guarantor, and the Requisite Lenders.

          (b) The Administrative Agent shall have received a Swing Line Note, substantially in the form of Exhibit VIII to the Credit Agreement, duly executed by the Company and issued to the Swing Line Lender in an amount equal to the new Swing Line Loan Commitment as of the date hereof.

          (c) The Company shall have paid all accrued fees and expenses of the Administrative Agent and the reasonable expenses of the Lenders, including the accrued fees and expenses of counsel to the Administrative Agent.

          (d) After giving effect to the Amendment, no Event of Default or Potential Event of Default shall have occurred and be continuing.

          (e) The Company shall have executed an amendment to the Receivables Purchase Agreement, dated as of April 19, 2000, between the Company and The Chase Manhattan Bank (as amended, supplemented or otherwise modified from time to time, the "Receivables Purchase Agreement"), pursuant to which the termination date of the Receivables Purchase Agreement shall be extended to no earlier than March 31, 2002.

          SECTION 5.  Representations and Warranties.  To induce the Lenders
                      ------------------------------
parties hereto to enter into this Amendment, the Company hereby represents and warrants to the Administrative Agent and all of the Lenders that the representations and warranties made by the Company in the Loan Documents are true and correct in all material respects on and as of the date hereof, after giving effect to the effectiveness of this Amendment, as if made on and as of the date hereof.

          SECTION 6.  Effect on the Loan Documents.  (a)  Except as specifically
                      ----------------------------
amended above, the Credit Agreement and all other Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

          (b) The execution, delivery and effectiveness of this Amendment except as expressly provided herein, shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 7.  Amendment Fee.  The Company shall pay to each Lender which
                      --------------
executes and delivers this Amendment prior to 5:00 p.m., New York City time, February 7, 2001, a fee equal to 0.25% of the sum of such Lender's (a) Revolving Credit Commitment, (b) outstanding Tranche A Term Loans and (c) outstanding Tranche B Term Loans, such fee to be earned as of the Effective Date and payable no later than February 8, 2001.

          SECTION 8.  Costs, Expenses and Taxes.  The Company agrees to pay on
                      -------------------------
demand all actual and reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and the other instruments and documents to be delivered thereunder and hereunder, including, without limitation, the reasonable and documented fees and out-of-pocket expenses of counsel for the Administrative Agent (including allocated costs of internal counsel) with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder. The Company further agrees to pay on demand all costs and expenses of the Administrative Agent and each of the Lenders, if any (including, without limitation, counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses (including allocated costs of internal counsel) in connection with the enforcement of rights under this Section 8.

          SECTION 9.  Affirmation of Subsidiary Guaranty, Pledge Agreement and
                      --------------------------------------------------------
Credit Agreement.  The Guarantor hereby consents to the modification of the
----------------
Credit Agreement
contemplated hereby and each of the Company and the Guarantor hereby acknowledge and agree that the guarantees contained in the Subsidiary Guaranty, the pledge of stock contained in the Pledge Agreement and the obligations contained in the Credit Agreement as modified hereby are, and shall remain, in full force and effect.

          SECTION 10.  GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND
                       -------------
OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 11.  Execution in Counterparts.  This Amendment may be
                       -------------------------
executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Company and the Administrative Agent.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                          AURORA FOODS INC.



                                          By: /s/ Christopher T. Sortwell
                                              ---------------------------
                                          Name Christopher T. Sortwell
                                          Title: Executive Vice President
                                                 Chief Financial Officer, and
                                                 Secretary


                                          SEA COAST FOODS, INC.


                                          By: /s/ Christopher T. Sortwell
                                              ---------------------------
                                          Name: Christopher T Sortwell
                                          Title: Chief Financial Officer
                                                 and Secretary

                                          THE CHASE MANHATTAN BANK,
                                          as Administrative Agent, Swing Line
                                          Lender and as a Lender


                                          By: /s/ Kathryn A. Duncan
                                              --------------------------
                                          Name Kathryn A. Duncan
                                          Title: Vice President

                                          National City Bank



                                          By: /s/ Lisa B. Lisi
                                             ----------------------------
                                          Name: Lisa B. Lisi
                                          Title: Senior Vice President


                                          Wells Fargo Bank, N.A.



                                          By: /s/ Ellen J. Trach
                                             ----------------------------
                                          Name: Ellen J. Trach
                                          Title: Vice President

                                          Franklin Floating Rate Trust



                                          By: /s/ Richard D'Addario
                                             ----------------------------
                                          Name: Richard D'Addario
                                          Title: Vice President

                                          Pacifica Partners I, LP
                                          By: Imperial Credit Asset Man.
                                                As Its Investment Manager


                                          By: /s/ Tom Celwell
                                             ----------------------------
                                          Name: Tom Celwell
                                          Title: Vice President

                                          Summit Bank



                                          By: /s/ Kevin M. Behan
                                             ----------------------------
                                          Name: Kevin M. Behan
                                          Title: Vice President

                                          U.S. BANK NATIONAL ASSOCIATION



                                          By: /s/ Elliot Jaffee
                                             ----------------------------
                                          Name: Elliot Jaffee
                                          Title: Senior Vice President

                                          Deutsche Bank AG New York Branch
                                            and/or Cayman Islands Branch



                                          By: /s/ Thomas A. Foley
                                             ----------------------------
                                          Name: Thomas A. Foley
                                          Title: Vice President

                                          By: /s/ Alexander Karow
                                             ----------------------------
                                          Name: Alexander Karow
                                          Title: Vice President




                                          VAN KAMPEN
                                          PRIME RATE INCOME TRUST
                                          By:  Van Kampen Investment Advisory
                                               Corp.



                                          By: /s/ Darvin D. Pierce
                                             ----------------------------
                                          Name: Darvin D. Pierce
                                          Title: Principal

                                          VAN KAMPEN CLO II, LIMITED
                                          By: VAN KAMPEN MANAGEMENT INC.,
                                                as Collateral Manager



                                          By: /s/ Darvin D. Pierce
                                             ----------------------------
                                          Name: Darvin D. Pierce
                                          Title: Principal

                                          VAN KAMPEN
                                          SENIOR INCOME TRUST
                                          By:  Van Kampen Investment
                                                 Advisory Corp.



                                          By: /s/ Darvin D. Pierce
                                             ----------------------------
                                          Name: Darvin D. Pierce
                                          Title: Principal


                                          VAN KAMPEN CLO I, LIMITED
                                          By: VAN KAMPEN MANAGEMENT INC.,
                                                as Collateral Manager



                                          By: /s/ Darvin D. Pierce
                                             ----------------------------
                                          Name: Darvin D. Pierce
                                          Title: Principal

                                          PPM SPYGLASS FUNDING TRUST



                                          By: /s/ Ann E. Morris
                                             ----------------------------
                                          Name: Ann E. Morris
                                          Title: Authorized Agent

                                          WINGED FOOT FUNDING TRUST



                                          By: /s/ Ann E. Morris
                                             ----------------------------
                                          Name: Ann E. Morris
                                          Title: Authorized Agent

                                          PINEHURST TRADING, INC.



                                          By: /s/ Ann E. Morris
                                             ----------------------------
                                          Name: Ann E. Morris
                                          Title: Asst. Vice President

                                          CENTURION CDC II, L.P.
                                          By:  American Express Asset Management
                                                 Group Inc. as Collateral
                                                 Manager



                                          By: /s/ Steven B. Staver
                                             ----------------------------
                                          Name: Steven B. Staver
                                          Title: Managing Director

                                          XXX



                                          By: /s/ Terry R. Hill
                                             ----------------------------
                                          Name: Terry R. Hill
                                          Title: Senior Vice President



                                          By: /s/ Andrew M. Orsen
                                             ----------------------------
                                          Name: Andrew M. Orsen
                                          Title: Vice President

                                          INDOSUEZ CAPITAL FUNDING IIA, LIMITED
                                          By: Indosuez Capital as Portfolio
                                                Advisor



                                          By: /s/ Melissa Marano
                                             ----------------------------
                                          Name: Melissa Marano
                                          Title: Vice President

                                          INDOSUEZ CAPITAL FUNDING III, LIMITED
                                          By:  Indosuez Capital as Portfolio
                                                 Advisor



                                          By: /s/ Melissa Marano
                                             ----------------------------
                                          Name: Melissa Marano
                                          Title: Vice President

                                          INDOSUEZ CAPITAL FUNDING IV, L.P.
                                          By: Indosuez Capital as Portfolio
                                                Advisor



                                          By: /s/ Melissa Marano
                                             ----------------------------
                                          Name: Melissa Marano
                                          Title: Vice President

                                          NATEXIS BANQUES POPULAIRES



                                          By: /s/ Frank H. Madden, Jr.
                                             ----------------------------
                                          Name: Frank H. Madden, Jr.
                                          Title: Vice President & Group Manager



                                          By: /s/ Gary Kania
                                             ----------------------------
                                          Name: Gary Kania
                                          Title: Vice President

                                          Bayerische Hypo und Velewsbank AG



                                          By: /s/ Salvatore Espsito
                                             ----------------------------
                                          Name: Salvatore Espsito
                                          Title: Director

                                          Bayerische Hypo und Verewsbank AG



                                          By: /s/ Patricia M. Treshan
                                             ----------------------------
                                          Name: Patricia M. Treshan
                                          Title: Director

                                          GE CAPITAL CORPORATION



                                          By: /s/ W. Jerome McDermott
                                             ----------------------------
                                          Name: W. Jerome McDermott
                                          Title: Duly Authorized Signatory

                                          Monument Capital Ltd., as Assignee
                                          By: Alliance Capital Management L.P.,
                                                as Investment Manager
                                          By: Alliance Capital Management
                                                Corporation, as General Partner



                                          By: /s/ Joel Serebransky
                                             ----------------------------
                                          Name: Joel Serebransky
                                          Title: Senior Vice President

                                          UBS AG



                                          By: /s/ Mark R. Slane
                                             ----------------------------
                                          Name: Mark R. Slane
                                          Title: Executive Director
                                                   Recovery Management


                                          By: /s/ William A. Roche
                                             ----------------------------
                                          Name: William A. Roche
                                          Title: Director Recovery Management


                                          By: David L. Babson & Company Inc.
                                                under delegated authority
                                                from Massachusetts Mutual Life
                                                Insurance Company as Collateral
                                                Manager



                                          Simsbury CLO, Limited


                                          By: /s/ Mary S. Law
                                             ----------------------------
                                          Name: Mary S. Law
                                          Title: Managing Director

                                          ARES Leveraged Investment Fund II,
                                            L.P.

                                          By: ARES Management II, L.P.
                                          Its: General Partner



                                          By: /s/ David A. Sachs
                                             ----------------------------
                                          Name: David A. Sachs
                                          Title: Vice President

                                          ARES III CLO, LTD.

                                          By: ARES CLO Management L.L.C., as
                                                Investment Manager



                                          By: /s/ David A. Sachs
                                             ----------------------------
                                          Name: David A. Sachs
                                          Title: Vice President

                                          First Union National Bank



                                          By: /s/ John McGowan
                                             ----------------------------
                                          Name: John McGowan
                                          Title: Senior Vice President

                                          SUNTRUST BANK



                                          By: /s/ Ken Bauche
                                             ----------------------------
                                          Name: Ken Bauche
                                          Title: Vice President

                                          Harris Trust & Savings Bank



                                          By: /s/ Kimberly McMahon
                                             ----------------------------
                                          Name: Kimberly McMahon
                                          Title: Vice President

                                          Toronto Dominion
                                            (New York Inc.)



                                          By: /s/ Dana Schwalie
                                             ----------------------------
                                          Name: Dana Schwalie
                                          Title: Vice President

                                          The Mitsubishi Trust and Banking
                                            Corporation



                                          By: /s/ Toshihiro Hayashi
                                             ----------------------------
                                          Name: Toshihiro Hayashi
                                          Title: Senior Vice President


                                          ELC (Cayman) Ltd. CDO Series 1999-1



                                          By: /s/ Roshan White
                                             ----------------------------
                                          Name: Roshan White
                                          Title: Vice President


                                          IKB Deutsche Industriebank AG
                                            Luxembourg Branch



                                          By: /s/ Dr. Frank Schaum
                                             ----------------------------
                                          Name: Dr. Frank Schaum
                                          Title: Head of Structured Finance

                                          By: /s/ Manfred Ziway
                                             ----------------------------
                                          Name: Manfred Ziway
                                          Title: Director

                                          ELC (Cayman) Ltd. 1999-I

                                          By: /s/ Rashan White
                                             -----------------------------
                                          Name: Rashan White
                                          Title: Vice President


                                          ELC (Cayman) Ltd. 1999-III


                                          By: /s/ Rashan White
                                             ----------------------------
                                          Name: Rashan White
                                          Title: Vice President


                                          CoBank, ACB



                                          By: /s/ Brian J. Klatt
                                             ----------------------------
                                          Name: Brian J. Klatt
                                          Title: Vice President

                                          Balanced High-Yield Fund I
                                            by BHF (USA) Capital Corp.
                                            acting as Attorney-in-fact



                                          By: /s/ Nina Zhou
                                             ----------------------------
                                          Name: Nina Zhou
                                          Title: Associate



                                          By: /s/ Heidimarie E. Skor
                                             ----------------------------
                                          Name: Heidimarie E. Skor CFA
                                          Title: Managing Director
                                                 Asset Management



                                          Balanced High-Yield Fund II
                                            by BHF (USA) Capital Corp.
                                            acting as Attorney-in-fact



                                          By: /s/ Nina Zhou
                                             ----------------------------
                                          Name: Nina Zhou
                                          Title: Associate



                                          By: /s/ Heidimarie E. Skor
                                             ----------------------------
                                          Name: Heidimarie E. Skor CFA
                                          Title: Managing Director
                                                 Asset Management


                                          OLYMPIC FUNDING TRUST, SERIES 1999-I



                                          By: /s/ Ann E. Morris
                                             ----------------------------
                                          Name: Ann E. Morris
                                          Title: Authorized Agent


                                          BNP Paribas



                                          By: /s/ Duane P. Helkowski
                                             ----------------------------
                                          Name: Duane P. Helkowski
                                          Title: Director


                                          BNP Paribus



                                          By: /s/ Stephanie Rogers
                                             ----------------------------
                                          Name: Stephanie Rogers
                                          Title: Vice President


                                          HSBC BANK USA



                                          By: /s/ Desmond English
                                             ----------------------------
                                          Name: Desmond English
                                          Title: Associate Director


                                          CREDIT ARICOLE INDOSUEZ



                                          By: /s/ Frederik W. Aase
                                             ----------------------------
                                          Name: Frederik W. Aase
                                          Title: V.P.


                                          By: /s/ Richard Manix
                                             ----------------------------
                                          Name: Richard Manix
                                          Title: First Vice President


                                          OXFORD STRATEGIC INCOME FUND
                                          By Eaton Vance Management
                                             As Investment Advisor


                                          By: /s/ Payson F. Swaffield
                                             ----------------------------
                                          Name: Payson F. Swaffield
                                          Title: Vice President


                                          EATON VANCE INCOME TRUST
                                          By: Eaton Vance Management
                                             As Investment Advisor


                                          By: /s/ Payson F. Swaffield
                                             ----------------------------
                                          Name: Payson F. Swaffield
                                          Title: Vice President


                                          SENIOR DEBT PORTFOLIO
                                          By: Boston Management and Research
                                              as Investment Advisor


                                          By: /s/ Payson F. Swaffield
                                             ----------------------------
                                          Name: Payson F. Swaffield
                                          Title: Vice President


                                          Nomura Bond and Loan Fund
                                          BY: THE TOYO TRUST & BANKING CO., LTD.
                                              AS TRUSTEE

                                          BY: NOMURA CORPORATE RESEARCH
                                              AND ASSET MANAGEMENT INC.,
                                              ATTORNEY IN FACT



                                          By: /s/ Richard W. Stewart
                                             ----------------------------
                                          Name: Richard W. Stewart
                                          Title: Director


                                          NORTH AMERICAN SENIOR FLOATING
                                          RATE FUND

                                          By: CypressTree Investment Management
                                              Company, Inc. as Portfolio Manager



                                          By: /s/ Jeffrey W. Heuer
                                             ----------------------------
                                          Name: Jeffrey W. Heuer
                                          Title: Principal


                                          CYPRESSTREE SENIOR FLOATING RATE FUND

                                          By: CypressTree Investment Management
                                              Company, Inc. as Portfolio Manager


                                          By: /s/ Jeffrey W. Heuer
                                             ----------------------------
                                          Name: Jeffrey W. Heuer
                                          Title: Principal


                                          CYPRESSTREE INVESTMENT PARTNERS I, LTD

                                          By: CypressTree Investment Management
                                              Company, Inc. as Portfolio Manager


                                          By: /s/ Jeffrey W. Heuer
                                             ----------------------------
                                          Name: Jeffrey W. Heuer
                                          Title: Principal


                                          CYPRESSTREE INVESTMENT PARTNERS II,
                                          LTD

                                          By: CypressTree Investment Management
                                              Company, Inc. as Portfolio Manager


                                          By: /s/ Jeffrey W. Heuer
                                             ----------------------------
                                          Name: Jeffrey W. Heuer
                                          Title: Principal


                                          KZH ING-2 LLC



                                          By: /s/ Susan Lee
                                             ----------------------------
                                          Name: Susan Lee
                                          Title: Authorized Agent


                                          KZH PONDVIEW LLC



                                          By: /s/ Susan Lee
                                             ----------------------------
                                          Name: Susan Lee
                                          Title: Authorized Agent


                                          KZH STERLING LLC



                                          By: /s/ Susan Lee
                                             ----------------------------
                                          Name: Susan Lee
                                          Title: Authorized Agent


                                          KZH CYPRESSTREE-1 LLC



                                          By: /s/ Susan Lee
                                             ----------------------------
                                          Name: Susan Lee
                                          Title: Authorized Agent


                                          KZH WATERSIDE LLC



                                          By: /s/ Susan Lee
                                             ----------------------------
                                          Name: Susan Lee
                                          Title: Authorized Agent


                                          OZ MASTER FUND, LTD
                                          By: OZ Management LLC
                                              As its Investment Manager



                                          By: /s/ Daniel S. Och
                                             ----------------------------
                                          Name: Daniel S. Och
                                          Title: Senior Managing Member


                                          ARCHIMEDES FUNDING, LLC.
                                          BY: ING Capital Advisors LLC,
                                              as Collateral Manager



                                          By: /s/ Greg M. Masuda
                                             ----------------------------
                                          Name: Greg M. Masuda CFA
                                          Title: Vice President


                                          ARCHIMEDES FUNDING III, LTD.

                                          BY: ING Capital Advisors LLC,
                                              as Collateral Manager



                                          By: /s/ Greg M. Masuda
                                             ----------------------------
                                          Name: Greg M. Masuda CFA
                                          Title: Vice President


                                          MORGAN STANLEY DEAN WITTER
                                          PRIME INCOME TRUST



                                          By: /s/ Sheila A. Finnerty
                                             ----------------------------
                                          Name: Sheila A. Finnerty
                                          Title: Senior Vice President


                                          ALLSTATE LIFE INSURANCE COMPANY



                                          By: /s/ Jerry D. Zinkula
                                             ----------------------------
                                          Name: Jerry D. Zinkula
                                          Title: Authorized Signatory

                                          By: /s/ Patricia W. Wilson
                                             ----------------------------
                                          Name: Patricia W. Wilson
                                          Title: Authorized Signatory


                                          PILGRIM PRIME RATE TRUST



                                          By: /s/ Jason Groom
                                             ----------------------------
                                          Name: Jason Groom
                                          Title: Vice President


                                          ML CLO XII Pilgrim America
                                          (Cayman) Ltd.



                                          By: /s/ Jason Groom
                                             ----------------------------
                                          Name: Jason Groom
                                          Title: Vice President


                                          ML CLO XV Pilgrim America
                                          (Cayman) Ltd.



                                          By: /s/ Jason Groom
                                             ----------------------------
                                          Name: Jason Groom
                                          Title: Vice President


                                          ML CLO XX Pilgrim America
                                          (Cayman)



                                          By: /s/ Jason Groom
                                             ----------------------------
                                          Name: Jason Groom
                                          Title: Vice President

                                          SEQUILS Pilgrim I, Ltd.



                                          By: /s/ Jason Groom
                                             ----------------------------
                                          Name: Jason Groom
                                          Title: Vice President


                                          Pilgrim CLO 1999-I Ltd.



                                          By: /s/ Jason Groom
                                             ----------------------------
                                          Name: Jason Groom
                                          Title: Vice President


                                          Pilgrim America High Income
                                          Investments, Ltd.



                                          By: /s/ Jason Groom
                                             ----------------------------
                                          Name: Jason Groom
                                          Title: Vice President